SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M  8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 2, 2000
                        (Date of earliest event reported)

                   The CIT Group Securitization Corporation II
                               The CIT Group, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

           000-20615                            22-3328188
           001-01861                            22-3411516
    (Commission File Number)         (IRS Employer Identification No.)

                                  650 CIT Drive
                        Livingston, New Jersey 07039-0491
                           1211 Avenue of the Americas
                            New York, New York 10036
              (Address of principal executive offices and zip code)
                                 (973) 740-5000
                                 (212) 536-1950
               Registrants' telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

      The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.         Description
-----------         -----------
    25              Statement of Eligibility of Trustee

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           The CIT Group Securitization
                                           Corporation II

                                           By:    /s/ Barbara Callahan
                                           Name:  Barbara Callahan
                                           Title: Vice President

                                           The CIT Group, Inc.

                                           By:    /s/ Barbara Callahan
                                           Name:  Barbara Callahan
                                           Title: Vice President

Dated: November 2, 2000